Conductor Global Equity Value Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
July 31, 2020

Shares		Value
	COMMON STOCKS - 41.7%
	AUTO PARTS & EQUIPMENT - 2.9%
14,235	BorgWarner, Inc. #	$ 521,001
19,730	Cooper Tire & Rubber Co.	612,814
18,700	TS Tech Co. Ltd.	474,331
		1,608,146
	CHEMICALS - 7.6%
35,500	Lintec Corp.	828,282
14,100	Nitto Denko Corp.	799,194
120,000	NEC Networks & System Integration Corp.	2,549,272
		4,176,748
	DIVERSIFIED FINANCIAL SERVICES - 0.9%
34,690	Waddell & Reed Financial, Inc.	506,127

	ELECTRONICS - 9.2%
315,000	FLEXium Interconnect, Inc.	1,525,181
40,000	Inaba Denki Sangyo Co. Ltd.	915,197
466,000	Pegatron Corp.	977,600
24,000	Taiyo Holdings Co. Ltd.	1,133,823
15,600	Tokyo Seimitsu Co. Ltd.	498,517
		5,050,318
	FOOD - 1.2%
27,000	Arcs Co. Ltd.	626,450

	GAS - 4.1%
63,058	Cia de Gas de Sao Paulo *	2,246,567

	HEALTHCARE SERVICES - 1.2%
30,000	H.U. Group Holdings, Inc.	675,070

	HOME BUILDERS - 1.4%
66,300	Haseko Corp.	783,335

	IRON/STEEL - 1.0%
18,960	APERAM SA	540,067

	METAL FABRICATE/HARDWARE - 0.9%
21,000	Maruichi Steel Tube Ltd.	497,272

	MINING - 5.0%
219,940	Ausmex Mining Group Ltd. *#	2,737,640

	RETAIL - 3.4%
55,300	EDION Corp.	532,825
769,600	Matahari Department Store Tbk PT*	68,603
14,340	Nu Skin Enterprises, Inc.	643,149
57,980	Qurate Retail, Inc. *	632,562
		1,877,139
	SEMICONDUCTORS - 1.4%
340,000	Transcend Information, Inc.	764,408

	SOFTWARE - 1.5%
57,000	COLOPL, Inc.	497,152
317,000	IGG, Inc.	310,572
		807,724

	TOTAL COMMON STOCKS (Cost - $17,009,612)	22,897,011

	EXCHANGE TRADED FUNDS - 17.9%
	EQUITY FUNDS - 17.9%
93,161	iShares Global Financials ETF #	4,970,139
112,950	Vanguard FTSE Emerging Markets ETF	4,857,980
	TOTAL EXCHANGE TRADED FUNDS (Cost - $10,744,543)	9,828,119

	SHORT-TERM INVESTMENTS - 36.5%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 0.0% ^
99	Dreyfus Cash Management Fund - Institutional Class, 0.24% +	99

	MONEY MARKET FUND - 36.5%
20,059,277	Dreyfus Cash Management Fund - Institutional Class, 0.24% +	20,083,348

	TOTAL SHORT-TERM INVESTMENTS (Cost - $20,059,376)	20,083,447

	TOTAL INVESTMENTS - 96.1% (Cost - $47,813,531)	$ 52,808,577
	OTHER ASSETS AND LIABILITIES - NET - 3.9%	2,124,461
	TOTAL NET ASSETS - 100.0%	$ 54,933,038

ETF Exchange Traded Fund
* Non-income producing security.
# All or a portion of the security is on loan. Total loaned securities had a value of $1,796,545 at July 31, 2020.
^ Represents less than 0.05%.
+ Money market fund; interest rate reflects seven day effective yield on July 31, 2020.

Conductor International Equity Value Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
July 31, 2020

Shares		Value
	COMMON STOCKS - 30.3%
	CHEMICALS - 2.3%
600	Nitto Denko Corp.	$ 34,048
16,800	Petronas Chemicals Group Bhd	24,583
		58,631
	COMPUTERS - 4.2%
5,100	NEC Networks & System Integration Corp.	108,472

	ELECTRONICS - 7.7%
14,000	FLEXium Interconnect, Inc.	67,786
1,700	Inaba Denki Sangyo Co. Ltd.	38,942
20,000	Pegatron Corp.	41,957
1,000	Taiyo Holdings Co. Ltd.	47,298
		195,983
	GAS - 3.8%
2,700	Cia de Gas de Sao Paulo *	96,392

	HEALTHCARE - SERVICES - 1.1%
1,200	H.U. Group Holdings, Inc.	27,035

	HOME BUILDERS - 1.3%
2,900	Haseko Corp.	34,304

	METAL FABRICATE/HARDWARE - 0.9%
1,000	Maruichi Steel Tube Ltd.	23,708

	MINING - 5.8%
11,837	Ausmex Mining Group Ltd. *	147,894

	RETAIL - 1.0%
25,700	Matahari Department Store *	2,291
21,460	Viva Energy Group Ltd.	24,594
		26,885
	SEMICONDUCTORS - 1.3%
15,000	Transcend Information, Inc.	33,724

	SOFTWARE - 0.9%
2,600	COLOPL, Inc.	22,704

	TOTAL COMMON STOCKS (Cost - $641,627)	775,732

	EXCHANGE TRADED FUNDS - 26.8%
	EQUITY FUNDS - 26.8%
11,096	Vanguard FTSE Developed Markets ETF	441,732
5,667	Vanguard FTSE Emerging Markets ETF	243,738
	TOTAL EXCHANGE TRADED FUNDS (Cost - $717,081)	685,470

	SHORT-TERM INVESTMENT - 39.2%
	MONEY MARKET FUND - 39.2%
1,002,924	Dreyfus Cash Management Fund - Institutional Class, 0.24% +	1,004,127
	TOTAL SHORT-TERM INVESTMENT (Cost - $1,002,924)

	TOTAL INVESTMENTS - 96.3% (Cost - $2,361,632)	$ 2,465,329
	OTHER ASSETS AND LIABILITIES - NET - 3.7%	95,662
	TOTAL NET ASSETS - 100.0%	$ 2,560,991

* Non-income producing security.
+ Money market fund; interest rate reflects seven day effective yield on July 31, 2020.
ETF Exchange Traded Fund

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.  The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies" including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price.  In the absence of a sale such securities shall be valued at mean between the last bid and ask prices on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Funds may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of a Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”).  Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in a Fund’s NAV.  However, a Fund may determine that such developments are so significant that they will materially affect the value of the Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET.  The Funds utilize fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Valuation of Underlying Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The committee may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board has also engaged a third party valuation firm to, as needed, attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis.   The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – The applicable investments are valued collectively via inputs from each group within the fair value committee.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument; factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of July 31, 2020 for each Fund’s investments measured at fair value:

Conductor Global Equity Value Fund
Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 5,162,220	$ 17,734,791	$ -	$ 22,897,011
Exchange Traded Funds	9,828,119	-	-	9,828,119
Short-Term Investments	20,083,447	-	-	20,083,447
Total	$ 35,073,786	$ 17,734,791	$ -	$ 52,808,577

Conductor International Equity Value Fund
Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 96,392	$ 679,340	$ -	$ 775,732
Exchange Traded Funds	685,470	-	-	685,470
Short-Term Investments	1,004,127	-	-	1,004,127
Total	$ 1,785,989	$ 679,340	$ -	$ 2,465,329

The Funds did not hold any Level 3 securities during the period.
* Refer to the Schedule of Investments for industry classifications.

Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments

.

Each Fund’s investments in securities, financial instruments and derivatives expose it to various risks, certain of which are discussed below. Please refer to the Funds’ prospectus and statement of additional information for a full listing of risks associated with each Fund’s investments which include but are not limited to active trading risk, credit risk, currency risk, cybersecurity risk, derivatives risk, emerging market risk, equity risk, foreign (non-U.S.) investment risk, gap risk, geographic and sector risk, hedging transactions risk, index risk, investment companies and exchange-traded funds risk, issuer-specific risk, large-cap securities risk, management risk, market risk, market events risk, model risk, new fund risk, portfolio turnover risk, securities lending risk, short selling risk, small-cap and mid-cap securities risk, value investing risk, valuation risk, and volatility risk.

Emerging Market Risk – Investing in emerging markets involves not only the risks described herein with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets may also result in a lack of liquidity and in price volatility of these securities. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets which may result in increased price volatility of emerging market investments.

Equity Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Foreign (Non-U.S.) Investments Risk - Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Geographic and Sector Risk - The risk that if a Fund invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an adverse economic, business or political development affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular country or sector.

Investment Companies and ETFs Risk – When a Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. A Fund also will incur brokerage costs when it purchases and sells ETFs.

Market Risk – Overall market risk may affect the value of individual instruments in which a Fund invests. A Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political vents affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of a Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on a Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of a Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Aggregate Unrealized Appreciation & Depreciation - Tax Basis
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Conductor Global Equity Value Fund	$ 47,834,544	$ 6,850,494	$ (1,876,461)	$ 4,974,033
Conductor International Equity Value Fund	2,361,632	168,971	(65,274)	103,697